THWAPR, INC.

410 S. Rampart Boulevard

Suite 390

Las Vegas, Nevada 89145

March 23, 2012

VIA FEDERAL EXPRESS AND ELECTRONIC MAIL

Re:	Holder of Common Stock of Thwapr, Inc.

Dear Sir or Madam:

As you may know, between July 2009 and October 2010, Thwapr, Inc., a Nevada corporation (the “Company”) sold to you and other investors in private placements an aggregate of 5,686,532 shares of common stock of the Company, $0.003 par value per share (the “Common Stock”) at prices ranging from $0.417 to $0.833 per share. Under the terms of the various Make Good Shares purchase agreements, in the event that the Company subsequently issued or sold its Common Stock (or Make Good Shares convertible into or exercisable for Common Stock) at prices below the prices paid by you and the other investors, the Company is obligated to issue to you and such other investors “make good” shares to retroactively adjust the per share purchase price paid by you and such other investors to the lowest price of Common Stock or Common Stock equivalents subsequently issued.

According to our records, you are the record and beneficial owner of _________ shares of Common Stock which you purchased at $___ per share. Accordingly, the Company intends to issue to you an additional ________ “make good” shares of Common Stock (the “Make Good Shares”), at a value of $0.015 per Make Good Share; being the lowest price at which shares or Common Stock equivalents have been sold prior to the date hereof.

In connection with the issuance of the Make Good Shares, please be advised that:

1.	The Make Good Shares are “restricted Make Good Shares” and have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, such Make Good Shares may not be sold, transferred hypothecated or assigned in the absence of a registration statement declared effective under the 1933 Act, or an opinion of counsel satisfactory to the Company that such registration is not required under the 1933 Act;

2.	An appropriate restrictive legend will be placed on the Make Good Shares.

3.	Notwithstanding the foregoing, in no event shall the Company issue to you a number of Make Good Shares that would cause you or any of your affiliates to beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Company’s Common Stock. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor purchaser of your Make Good Shares, as third party beneficiaries, and the Company may not amend or waive this paragraph without your prior written consent of a majority of its Common Stock. For any reason at any time, upon your written or oral, the Company shall within two (2) business days confirm to you orally and in writing the number of shares of Common Stock of the Company then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable Make Good Shares into Common Stock.

Please indicate your acceptance of the Make Good Shares by executing and delivering a copy of the Acceptance Agreement attached to this letter.

Very truly yours,

THWAPR, INC.

By:
Ron Singh, President

ACCEPTANCE LETTER

March __, 2012

THWAPR, INC.

410 S. Rampart Boulevard

Suite 390

Las Vegas, Nevada 89145

Gentlemen:

The undersigned hereby acknowledges receipt of your letter of March 23, 2012. As used in this Acceptance Letter, all capitalized terms shall have the same meaning as are defined in the Company’s March 23, 2012 letter.

1.            The undersigned hereby acknowledges that he or it is the record and beneficial owner of ________ shares of Common Stock of the Company. The undersigned agrees with the Company’s calculation and hereby accepts receipt of a total of _______ Make Good Shares to be issued to the undersigned.

2.            Representations. ..

(a)          Non-Registered Make Good Shares. The undersigned acknowledges that the Make Good Shares have not been registered under the 1933 Act, are “restricted securities” (within the meaning of the 1933 Act) and may not be sold, transferred, hypothecated or assigned in the absence of an effective registration statement under the 1933 Act or an opinion of counsel acceptable to the Company that an exemption from the registration requirements of the 1933 Act exists or that the Make Good Shares are otherwise exempt from such registration requirements..

(b)          General Solicitation. The undersigned is not accepting the Make Good Shares as a result of any advertisement, article, notice or other communication regarding the Make Good Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement

(c)          Experience of The undersigned. The undersigned, either alone or together with his or its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Make Good Shares, and has so evaluated the merits and risks of such investment. The undersigned is able to bear the economic risk of an investment in the Make Good Shares and, at the present time, is able to afford a complete loss of such investment.

(d)          Access to Information. The undersigned acknowledges that the undersigned has had the opportunity to review the filings of the Company under the 1933 Act and the 1934 Act (the “SEC Filings”) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Make Good Shares and the merits and risks of investing in the Make Good Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable him or her to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such undersigned or his or its representatives or counsel shall modify, amend or affect such undersigned’s right to rely on the truth, accuracy and completeness of the SEC Filings. The undersigned has sought such accounting, legal and tax advice as he or it has considered necessary to make an informed decision with respect to its acquisition of the Make Good Shares.

(e)          Independent Investment Decision. The undersigned has independently evaluated the merits of its decision to accept Make Good Shares, and such undersigned confirms that he or it has not relied on the advice of any other undersigned’s business and/or legal counsel in making such decision. The undersigned understands that nothing herein or any other materials presented by or on behalf of the Company to the undersigned in connection with the issuance of the Make Good Shares constitutes legal, tax or investment advice. The undersigned has consulted such legal, tax and investment advisors as he or it, in his or its sole discretion, has deemed necessary or appropriate in connection with his or its acceptance of the Make Good Shares.

(f)          Reliance on Exemptions. The undersigned understands that the Make Good Shares are being offered and issued to him or it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such undersigned’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such undersigned set forth herein in order to determine the availability of such exemptions and the eligibility of such undersigned to acquire the Make Good Shares.

(g)          No Governmental Review. The undersigned understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Make Good Shares or the fairness or suitability of the Make Good Shares, nor have such authorities passed upon or endorsed the merits of the Make Good Shares.

(h)          Residency. The undersigned’s residence (if an individual) or offices in which his or its investment decision with respect to the Make Good Shares was made (if an entity) are located at the address immediately below such undersigned’s name on its signature page hereto.

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